Exhibit h(xii)

1916928 v1
USAA Transfer Agency Company
9800 Fredericksburg Road
San Antonio, TX  78288

Gentlemen:

         Pursuant to Section 1(b) of the Transfer Agency Agreement dated as of November 13, 2002, as amended, between USAA Mutual Funds Trust (the Trust), formerly known as USAA State Tax-Free Trust, and USAA Transfer Agency Company, (the Transfer Agent) please be advised that the Trust has established one new series of its shares (New Fund) as set forth below:

                        ---------------------------------
                            Global Opportunities Fund
                       ----------------------------------

         Please be further advised that the Trust desires to retain the Transfer Agent to render transfer agency services under the Transfer Agency Agreement to the New Fund in accordance with the fee schedule attached hereto as Exhibit A.

         Please state below whether you are willing to render such services in accordance with the fee schedule attached hereto as Exhibit A.

                                            USAA MUTUAL FUNDS TRUST


         /s/ Mark S. Howard                       /s/ Christopher W. Claus
Attest: _________________________           By:  ____________________________
           Mark S. Howard                        Christopher W. Claus
           Secretary                             President


Dated:  As of July 31, 2008

         We are willing to render services to the New Fund in accordance with the fee schedule attached hereto as Exhibit A.

                                             USAA TRANSFER AGENCY COMPANY


          /s/ Christoper P. Laia                  /s/ Karl Borgerding
Attest: _________________________           By:  ______________________________
         Christopher P. Laia                      Karl Borgerding
         Assistant Secretary                      Vice President


Dated:  As of July 31, 2008

                                    Exhibit A

                          USAA Transfer Agency Company

                         Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUNDS TRUST
                  (formerly known as USAA State Tax-Free Trust)
              -----------------------------------------------------


TRANSFER AGENCY FEE - The annual fee includes the processing of all transactions and correspondence. The fee is calculated on average daily net assets at the rate noted below and is accrued daily and paid monthly.

         Global Opportunities Fund                       0.05%



USAA MUTUAL FUNDS TRUST                      USAA TRANSFER AGENCY COMPANY


      /s/ Christopher W. Claus                    /s/ Karl Borgerding
By: ______________________                   By:  __________________________
    Christopher W. Claus                          Karl Borgerding
    President                                     Vice President

Date:  As of July 31, 2008                   Date:  As of July 31, 2008

                                 Exhibit h(xiii)

USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX  78288

Gentlemen:

     Pursuant to paragraph 1(b) of the Administration and Servicing Agreement dated as of August 1, 2001, as amended, between USAA Mutual Funds Trust (the
Trust), formerly known as USAA State Tax-Free Trust, and USAA Investment Management Company (the Administrator), please be advised that the Trust has established one new series of its shares (New Fund) as set forth below, and please be further advised that the Trust desires to retain the Administrator to render administration and shareholder servicing services under the Administration and Servicing Agreement to the New Fund at the fees stated below:

                      Global Opportunities Fund          0.05%

     In addition, revised Exhibit A to the Administration and Servicing Agreement reflecting the addition of the New Fund to the Administration and Servicing Agreement is attached hereto as Exhibit A, and is hereby approved.


     Please state below whether you are willing to render such services at the fees stated above.

                                             USAA MUTUAL FUNDS TRUST


         /s/ Mark S. Howard                        /s/ Christopher W. Claus
Attest: --------------------------           By:  ----------------------------
        Mark S. Howard                            Christopher W. Claus
        Secretary                                 President

Date:  As of July 31, 2008


     We are willing to render services to the New Fund at the fees stated above. In addition, we approve Exhibit A hereto as revised Exhibit A to the Administration and Servicing Agreement.

                                             USAA INVESTMENT MANAGEMENT
                                             COMPANY


         /s/ Mark S. Howard                      /s/ Clifford a. Gladson
Attest: --------------------------           By: -----------------------------
        Christopher P. Laia                      Clifford A. Gladson
        Assistant Secretary                      Senior Vice President


Dated:  As of July 31, 2008

                      EXHIBIT A - LISTING OF FUNDS AND FEES

--------------------------------------------------------------------------------

Aggressive Growth Fund                                             0.25%
Aggressive Growth Fund - Institutional Shares                      0.05%
Balanced Strategy Fund                                             0.15%
Capital Growth Fund                                                0.15%
California Bond Fund                                               0.15%
California Money Market Fund                                       0.10%
Cornerstone Strategy Fund                                          0.15%
Emerging Markets Fund                                              0.15%
Emerging Markets Fund - Institutional Shares                       0.05%
Extended Market Index Fund                                         0.38%*
First Start Growth Fund                                            0.15%
Florida Tax-Free Income Fund                                       0.15%
Florida Tax-Free Money Market Fund                                 0.10%
Global Opportunities Fund                                          0.05%
GNMA Trust                                                         0.15%
Growth & Income Fund                                               0.15%
Growth and Tax Strategy Fund                                       0.15%
Growth Fund                                                        0.15%
Growth Fund - Institutional Shares                                 0.05%
High-Yield Opportunities Fund                                      0.15%
High-Yield Opportunities Fund - Institutional Shares               0.05%
Income Stock Fund                                                  0.15%
Income Stock Fund - Institutional Shares                           0.05%
Income Fund                                                        0.15%
Income Fund - Institutional Shares                                 0.05%
Intermediate-Term Bond Fund                                        0.15%
Intermediate-Term Bond Fund - Institutional Shares                 0.05%
International Fund                                                 0.15%
International Fund - Institutional Shares                          0.05%
Money Market Fund                                                  0.10%
Nasdaq-100 Index Fund                                              0.35%
New York Bond Fund                                                 0.15%
New York Money Market Fund                                         0.10%
Precious Metals and Minerals Fund                                  0.15%
Precious Metals and Minerals Fund - Institutional Shares           0.05%
S&P 500 Index Fund                                                 0.06%
Science & Technology Fund                                          0.15%
Short-Term Bond Fund                                               0.15%
Short-Term Bond Fund - Institutional Shares                        0.05%
Small Cap Stock Fund                                               0.15%
Small Cap Stock Fund - Institutional Shares                        0.05%
Target Retirement Income Fund                                      0.00%

Target Retirement 2020 Fund                                        0.00%
Target Retirement 2030 Fund                                        0.00%
Target Retirement 2040 Fund                                        0.00%
Target Retirement 2050 Fund                                        0.00%
Tax Exempt Intermediate-Term Fund                                  0.15%
Tax Exempt Long-Term Fund                                          0.15%
Tax Exempt Money Market Fund                                       0.10%
Tax Exempt Short-Term Fund                                         0.15%
Treasury Money Market Trust                                        0.10%
Total Return Strategy Fund                                         0.15%
Value Fund                                                         0.15%
Value Fund - Institutional Shares                                  0.05%
Virginia Bond Fund                                                 0.15%
Virginia Money Market Fund                                         0.10%
World Growth Fund                                                  0.15%

* The fee is computed daily and paid monthly, at an annual rate equal to 0.38%, and up to 0.10% of this fee shall be paid to BlackRock Advisers for subadministrative services.


     (a) The Trust shall pay IMCO a fee for each Fund, payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in this Exhibit.

     (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust, for each calendar day of such month, by (ii) the number of such days.

                                 Exhibit h (xiv)

USAA Transfer Agency Company
9800 Fredericksburg Road
San Antonio, TX  78288

Gentlemen:

         Pursuant to Section 1(b) of the Transfer Agency Agreement dated as of November 13, 2002, as amended, between USAA Mutual Funds Trust (the Trust), formerly known as USAA State Tax-Free Trust, and USAA Transfer Agency Company, (the Transfer Agent) please be advised that the Trust has established five new series of its shares (each a New Fund and collectively the New Funds) and a new share class for each of the following series (collectively the New Classes) as set forth below:

    -----------------------------------------------------------------------

Target Retirement Income Fund Aggressive Growth Fund-Institutional Shares
Target Retirement 2020 Fund   Emerging Markets Fund-Institutional Shares
Target Retirement 2030 Fund   Growth Fund-Institutional Shares
Target Retirement 2040 Fund   High-Yield Opportunities Fund-Institutional Shares
Target Retirement 2050 Fund   Income Fund- Institutional Shares
                              Income Stock Fund-Institutional Shares
                              Intermediate-Term Bond Fund-Institutional Shares
                              International Fund-Institutional Shares
                              Precious Metals and Minerals Fund-Institutional
                               Shares
                              Short-Term Bond Fund-Institutional Shares
                              Small Cap Stock Fund-Institutional Shares
                              Value Fund-Institutional Shares

----------------------------------------------------------------------------

         Please be further advised that the Trust desires to retain the Transfer Agent to render transfer agency services under the Transfer Agency Agreement to the New Funds and the New Classes in accordance with the fee schedule attached hereto as Exhibit A.

         Please state below whether you are willing to render such services in accordance with the fee schedule attached hereto as Exhibit A.

                                            USAA MUTUAL FUNDS TRUST


         /s/ Mark S. Howard                       /s/ Christopher W. Claus
Attest: _________________________           By:  _____________________________
        Mark S. Howard                           Christopher W. Claus
        Secretary                                President


Dated:  As of July 31, 2008

         We are willing to render services to the New Funds and the New Classes in accordance with the fee schedule attached hereto as Exhibit A.

                                             USAA TRANSFER AGENCY COMPANY


         /s/ Christopher P. Laia                  /s/ Karl Borgerding
Attest: _________________________           By:  _____________________________
        Christopher P. Laia                       Karl Borgerding
        Assistant Secretary                       Vice President



Dated:  As of July 31, 2008

                                    Exhibit A

                          USAA Transfer Agency Company

                         Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA MUTUAL FUNDS TRUST
                  (formerly known as USAA State Tax-Free Trust)
              -----------------------------------------------------

TRANSFER   AGENCY  FEES  -  The  annual  fees  include  the  processing  of  all transactions and correspondence. The fees are calculated on average daily net assets at the rates noted below and are accrued daily and paid monthly.

  Target Retirement Income Fund                                 0.00%
  Target Retirement 2020 Fund                                   0.00%
  Target Retirement 2030 Fund                                   0.00%
  Target Retirement 2040 Fund                                   0.00%
  Target Retirement 2050 Fund                                   0.00%

  Aggressive Growth Fund - Institutional Shares                 0.05%
  Emerging Markets Fund - Institutional Shares                  0.05%
  Growth Fund - Institutional Shares                            0.05%
  High-Yield Opportunities Fund - Institutional Shares          0.05%
  Income Fund - Institutional Shares                            0.05%
  Income Stock Fund - Institutional Shares                      0.05%
  Intermediate-Term Bond Fund - Institutional Shares            0.05%
  International Fund - Institutional Shares                     0.05%
  Precious Metals and Minerals Fund - Institutional Shares      0.05%
  Short-Term Bond Fund - Institutional Shares                   0.05%
  Small Cap Stock Fund - Institutional Shares                   0.05%
  Value Fund - Institutional Shares                             0.05%


USAA MUTUAL FUNDS TRUST                    USAA TRANSFER AGENCY COMPANY


      /s/ Christopher W. Claus                   /s/ Karl Borgerding
By: ______________________                 By:  __________________________
    Christopher W. Claus                        Karl Borgerding
    President                                   Vice President

Date:  As of July 31, 2008                 Date:  As of July 31, 2008

                                 Exhibit h(xv)

USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX  78288

Gentlemen:

         Pursuant to paragraph 1(b) of the Administration and Servicing Agreement dated as of August 1, 2001, as amended, between USAA Mutual Funds Trust (the Trust), formerly known as USAA State Tax-Free Trust, and USAA Investment Management Company (the Administrator), please be advised that the Trust has established five new series of its shares (each a New Fund and collectively the New Funds) and a new share class for each of the following series (collectively the New Classes) as set forth below, and please be further advised that the Trust desires to retain the Administrator to render administration and shareholder servicing services under the Administration and Servicing Agreement to the New Funds and the New Classes at the fees stated below:

      --------------------------------------------------------------------

  Target Retirement Income Fund                                 0.00%
  Target Retirement 2020 Fund                                   0.00%
  Target Retirement 2030 Fund                                   0.00%
  Target Retirement 2040 Fund                                   0.00%
  Target Retirement 2050 Fund                                   0.00%

  Aggressive Growth Fund - Institutional Shares                 0.05%
  Emerging Markets Fund - Institutional Shares                  0.05%
  Growth Fund - Institutional Shares    0.05%
  High-Yield Opportunities Fund - Institutional Shares          0.05%
  Income Fund - Institutional Shares    0.05%
  Income Stock Fund - Institutional Shares                      0.05%
  Intermediate-Term Bond Fund - Institutional Shares            0.05%
  International Fund - Institutional Shares                     0.05%
  Precious Metals and Minerals Fund - Institutional Shares      0.05%
  Short-Term Bond Fund - Institutional Shares                   0.05%
  Small Cap Stock Fund - Institutional Shares                   0.05%
  Value Fund - Institutional Shares                             0.05%

     In addition, revised Exhibit A to the Administration and Servicing Agreement reflecting the addition of the New Funds and the New Classes to the Administration and Servicing Agreement is attached hereto as Exhibit A, and is hereby approved.

     Please state below whether you are willing to render such services at the fees stated above.

                                      USAA MUTUAL FUNDS TRUST


         /s/ Mark S. Howard                  /s/ Christopher W. Claus
Attest: _________________________     By:  ________________________________
        Mark S. Howard                     Christopher W. Claus
        Secretary                          President

Date:  As of July 31, 2008


     We are willing to render services to the New Funds and the New Classes at the fees stated above. In addition, we approve Exhibit A hereto as revised Exhibit A to the Administration and Servicing Agreement.

                                      USAA INVESTMENT MANAGEMENT
COMPANY


         /s/ Christopher P. Laia            /s/ Clifford A. Gladson
Attest: _________________________     By:  ________________________________
        Christopher P. Laia                Clifford A. Gladson
        Assistant Secretary                Senior Vice President


Dated:  As of July 31, 2008

                      EXHIBIT A - LISTING OF FUNDS AND FEES

------------------------------------------------------------------------

Aggressive Growth Fund                                       0.25%
Aggressive Growth Fund - Institutional Shares                0.05%
Balanced Strategy Fund                                       0.15%
Capital Growth Fund                                          0.15%
California Bond Fund                                         0.15%
California Money Market Fund                                 0.10%
Cornerstone Strategy Fund                                    0.15%
Emerging Markets Fund                                        0.15%
Emerging Markets Fund - Institutional Shares                 0.05%
Extended Market Index Fund                                   0.38%*
First Start Growth Fund                                      0.15%
Florida Tax-Free Income Fund                                 0.15%
Florida Tax-Free Money Market Fund                           0.10%
Global Opportunities Fund                                    0.00%
GNMA Trust                                                   0.15%
Growth & Income Fund                                         0.15%
Growth and Tax Strategy Fund                                 0.15%
Growth Fund                                                  0.15%
Growth Fund - Institutional Shares                           0.05%
High-Yield Opportunities Fund                                0.15%
High-Yield Opportunities Fund - Institutional Shares         0.05%
Income Stock Fund                                            0.15%
Income Stock Fund - Institutional Shares                     0.05%
Income Fund                                                  0.15%
Income Fund - Institutional Shares                           0.05%
Intermediate-Term Bond Fund                                  0.15%
Intermediate-Term Bond Fund - Institutional Shares           0.05%
International Fund                                           0.15%
International Fund - Institutional Shares                    0.05%
Money Market Fund                                            0.10%
Nasdaq-100 Index Fund                                        0.35%
New York Bond Fund                                           0.15%
New York Money Market Fund                                   0.10%
Precious Metals and Minerals Fund                            0.15%
Precious Metals and Minerals Fund - Institutional Shares     0.05%
S&P 500 Index Fund                                           0.06%
Science & Technology Fund                                    0.15%
Short-Term Bond Fund                                         0.15%
Short-Term Bond Fund - Institutional Shares                  0.05%
Small Cap Stock Fund                                         0.15%
Small Cap Stock Fund - Institutional Shares                  0.05%
Target Retirement Income Fund                                0.00%

Target Retirement 2020 Fund                                  0.00%
Target Retirement 2030 Fund                                  0.00%
Target Retirement 2040 Fund                                  0.00%
Target Retirement 2050 Fund                                  0.00%
Tax Exempt Intermediate-Term Fund                            0.15%
Tax Exempt Long-Term Fund                                    0.15%
Tax Exempt Money Market Fund                                 0.10%
Tax Exempt Short-Term Fund                                   0.15%
Treasury Money Market Trust                                  0.10%
Total Return Strategy Fund                                   0.15%
Value Fund                                                   0.15%
Value Fund - Institutional Shares                            0.05%
Virginia Bond Fund                                           0.15%
Virginia Money Market Fund                                   0.10%
World Growth Fund                                            0.15%

* The fee is computed daily and paid monthly, at an annual rate equal to 0.38%, and up to 0.10% of this fee shall be paid to BlackRock Advisers for subadministrative services.

     (a) The Trust shall pay IMCO a fee for each Fund, payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in this Exhibit.

     (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust, for each calendar day of such month, by (ii) the number of such days.